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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 2001



                          Discover Card Master Trust I
                      ------------------------------------
               (Exact name of registrant as specified in charter)

Delaware                         0-23108                     Not Applicable
--------                         -------                     --------------
(State of                        (Commission                 (IRS Employer
Organization)                    File Number)                Identification No.)

c/o Discover Bank
12 Read's Way
New Castle, Delaware                                                  19270
---------------------------------------------                         -----
(Address of principal executive offices)                              (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7434
                                                     -----------------


Former name or former address, if changed since last report:  Not Applicable


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Item 5.Other Events

     Additional Accounts: As of June 1, 2001 (the "Addition Date"), Discover Bank (formerly Greenwood Trust Company), on behalf of the holder of the Seller Certificate, designated certain Discover Card accounts originated by Discover Bank to be added to the Trust as Accounts pursuant to Section 2.10(c) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 1, 1993, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended. The aggregate amount of Receivables billed to the Additional Accounts as of the Addition Date was $5,089,582,351.65. After giving effect to the inclusion of the Additional Accounts, the Aggregate Amount of Receivables in the Trust on the Addition Date was $38,237,796,717.73.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Discover Card Master Trust I
                                 (Registrant)


                              By:   Discover Bank
                                    (Originator of the Trust)


                              By:   /s/ Michael F. Rickert
                                    -----------------------------------------
                                    Michael F. Rickert
                                    Vice President, Chief Accounting Officer
                                    and Treasurer


Date:  June 1, 2001










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